SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              BancAffiliated, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                                            75-2926393
------------------------------------------------------------------------------
(State of incorporation or organization)                  (I.R.S. Employer
                                                          Identification No.)


500 Harwood Road, Bedford, Texas                                 76201
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act.

                                      None
------------------------------------------------------------------------------
                                (Title of Class)


       Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock par value $.01 per share
------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------


         For a description of the Registrant's securities, reference is made to "Description of Capital Stock of BancAffiliated", "Our Policy Regarding Dividends," and "Market for the Common Stock" in the Registrant's Pre-Effective Amendment No. Three to the Registration Statement on Form SB-2 (Registration Number 333-54814) dated April 12, 2001 which is hereby incorporated by reference. For a description of the provisions of the Registrant's Articles of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of BancAffiliated and Affiliated Bank" in the Registrant's Pre-Effective Amendment No. Three to the Registration Statement on Form SB-2 referenced above.



Item 2.  Exhibits.
-----------------


     1. Pre-Effective Amendment No. Three to the Registration Statement on Form SB-2 (Registration Number 333-54814) dated April 12, 2001 is hereby incorporated by reference.


     2.   Articles of  Incorporation  for BancAffiliated, Inc., filed as Exhibit
          3.1 to the Registration Statement on Form SB-2 (Registration Number 333-54814) dated January 31, 2001 is hereby incorporated by reference.

     3.   Bylaws  of   BancAffiliated,   Inc.,  filed  as  Exhibit  3.2  to  the
          Registration Statement on Form SB-2 (Registration Number 333-54814) dated January 31, 2001 is hereby incorporated by reference.

     4. Specimen Stock Certificate, filed as Exhibit 4 to Registration Statement on Form SB-2 (Registration Number 333-54814) dated January 31, 1001 is hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934,the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           BANCAFFILIATED, INC.



Date: April 13, 2001                       By:/s/ Garry J. Graham
                                           -----------------------------
                                           Garry J. Graham, President
                                           and Chief Executive Officer